Exhibit 10.18

[English Translation]

Beijing Watch Data System Co., Ltd.

Sales Contract

Contract Number: WA200205228801

Signed in: Beijing

Supplier: Beijing Watch Data System Co., Ltd.

Purchaser: Hunan IIN International Co. Ltd.

1. The Purchaser shall purchase from the Supplier TimeCOS smart card operating system (“Chips”), the copyright of which is owned by the Supplier. The specifications, quantity and prices are listed below:

Product	Specification	Quantity	Unit Price (RMB)	Total Price (RMB)
TimeCOS Smart Card Operating System	SLE66CX320P	54,702	38	2,078,676.00
Total: (RMB) Two Million Seventy-Eight Thousand Six Hundred and Seventy-Six Yuan				2,078,676.00

2. Quality Requirements (to be used as standards for acceptance by the Purchaser)

(i) The Chips to be supplied by the Supplier shall comply with the following standards:

•	ISO-7816 Standard

•	ISO-14443 Standard

•	Technical standards published by the Supplier

•	Other:

(ii) Packing:

The Chips shall be packed in accordance with general industry standards and not have any visible scratches.

3. Date and Method of Delivery

(i) Date of Delivery: by May 28, 2002

(ii) The Supplier shall deliver all the Chips to the Purchaser in one shipment.

(iii) In case of partial shipments, the reasonable excess or shortage in one shipment shall not exceed 10% of such shipment. Payment shall be made based on the actual quantity.

4. Method of Payment

(i) Within three days after the execution of this Contract, the Purchaser shall pay 100% of the total price, i.e., RMB2,078,676.00 (RMB Two Million, Seventy-Eight Thousand, Six Hundred and Seventy-Six Yuan) as advance payment to the Supplier. The Supplier shall treat the date on which the advance payment is paid into its bank account as the date for it to start performing this Contract. The Supplier shall use the advance payment to set off the purchase price.

(ii) In the event that the delivery of the Chips by the Supplier is delayed due to late payment by the Purchaser, such delay in delivery shall not constitute a default by the Supplier; and in the event that the Supplier incurs any loss, the Purchaser shall be responsible for such loss.

5. Transportation, Delivery and Cost

The Chips shall be transported via railway and the Supplier shall pay the transportation cost.

Place of Delivery: Guoxun Plaza, Hunan Changsha High Technology Development Zone

6. Packing

The Supplier’s standard packing shall be used and the Supplier shall be responsible for the cost.

7. After Sale Service

Within one year starting from the date when the Supplier receives the confirmation receipt, any Chips with an inherent quality problem shall be replaced free of charge, with the following exceptions:

a. damages caused by the Purchaser;

b. if card issuance equipment reads the response signal and recognizes the first card issuance order;

c. during the course of card issuance, over three errors are signaled by external verification and cause the freezing of the card;

d. after the issuance of the card, the card does not have a response signal when a holder uses the card and the card reader cannot read the card.

8. Other Supplementary Provision

The Supplier shall provide regular VAT invoice at the time of shipment.

9. Resolution of Disputes

Any disputes arising out of this Contract shall be resolved through friendly consultation. If the parties fail to resolve any disputes through consultation, such disputes shall be submitted for litigation to the court where the Supplier is located.

10. Shift of Risk

The risk of damage or loss of the Chips shall shift from the Supplier to the Purchaser at the time when the Chips are delivered to the carrier, and the Supplier shall be deemed to have fulfilled its obligations at that time.

11. Default Obligations

Unless otherwise provided in this Contract, violation of any agreement hereunder shall constitute default. The defaulting party shall pay to the non-defaulting party a penalty equal to 5% of the total purchase price. But the claim to such penalty shall not exclude any other rights or remedies provided by law.

12. This Contract shall be valid for one year.

13. This Contract is executed in two originals. The Purchaser and the Supplier shall each retain one original. Both originals shall have same legal effect. This Contract shall become effective upon execution by the parties.

Supplier: Beijing Watch Data System Co., Ltd.	Purchaser: Hunan IIN International Co. Ltd.

Address:

Legal Representative: /Company Chop/

Agency:

Phone: 010-6472-2288

Fax: 010-6472-6134

Bank: ICBC Wangjing Branch

Account Name: Beijing Watch Data System Co., Ltd.

Account No.: 020 008 050 902 420 0215

Postal Code: 100102

Date: May 20, 2002

Address:

Legal Representative: /Company Chop/

Agency:

Phone: 0731-8926555

Fax: 0731-8917524

Bank: CBC Changsha 2nd Sub-branch

Account Name: Hunan IIN International Co. Ltd.

Account No.: 1529061011600010930

Postal Code: 410013

Date: May 20, 2002

[English Translation]

Beijing Watch Data System Co., Ltd.

Sales Contract

Contract Number: WA200205080801

Signed in: Beijing

Supplier: Beijing Watch Data System Co., Ltd.

Purchaser: Hunan IIN International Co. Ltd.

1. The Purchaser shall purchase from the Supplier TimeCOS smart card operating system (“Chips”), the copyright of which is owned by the Supplier. The specifications, quantity and prices are listed below:

Product	Specification	Quantity	Unit Price (RMB)	Total Price (RMB)
TimeCOS Smart Card Operating System	SLE44C10	600,811	6.3	3,785,109.30
TimeCOS Smart Card Operating System	SLE66CX320P	40,000	38	1,520,000.00
Total: (RMB) Five Million Three Hundred and Five Thousand One Hundred and Nine Yuan and Thirty Cents				5,305,109.30

2. Quality Requirements (to be used as standards for acceptance by the Purchaser)

(i) The Chips to be supplied by the Supplier shall comply with the following standards:

•	ISO-7816 Standard

•	ISO-14443 Standard

•	Technical standards published by the Supplier

•	Other:

(ii) Packing:

The Chips shall be packed in accordance with general industry standards and not have any visible scratches.

3. Date and Method of Delivery

(i) Date of Delivery: by May 20, 2002

(ii) The Supplier shall deliver all the Chips to the Purchaser in one shipment.

(iii) In case of partial shipments, the reasonable excess or shortage in one shipment shall not exceed 10% of such shipment. Payment shall be made based on the actual quantity.

4. Method of Payment

(i) Within seven days after the execution of this Contract, the Purchaser shall pay 100% of the total price, i.e., RMB5,305,109.30 (RMB Five Million, Three Hundred and Five Thousand, One Hundred and Nine Yuan and Thirty Cents) as advance payment to the Supplier. The Supplier shall treat the date on which the advance payment is paid into its bank account as the date for it to start performing this Contract. The Supplier shall use the advance payment to set off the purchase price.

(ii) In the event that the delivery of the Chips by the Supplier is delayed due to late payment by the Purchaser, such delay in delivery shall not constitute a default by the Supplier; and in the event that the Supplier incurs any loss, the Purchaser shall be responsible for such loss.

5. Transportation, Delivery and Cost

The Chips shall be transported via railway and the Supplier shall pay the transportation cost.

Place of Delivery: Guoxun Plaza, Hunan Changsha High Technology Development Zone

6. Packing

The Supplier’s standard packing shall be used and the Supplier shall be responsible for the cost.

7. After Sale Service

Within one year starting from the date when the Supplier receives the confirmation receipt, any Chips with an inherent quality problem shall be replaced free of charge, with the following exceptions:

a. damages caused by the Purchaser;

b. if card issuance equipment reads the response signal and recognizes the first card issuance order;

c. during the course of card issuance, over three errors are signaled by external verification and cause the freezing of the card;

d. after the issuance of the card, the card does not have a response signal when a holder uses the card and the card reader cannot read the card.

8. Other Supplementary Provision

The Supplier shall provide regular VAT invoice at the time of shipment.

9. Resolution of Disputes

Any disputes arising out of this Contract shall be resolved through friendly consultation. If the parties fail to resolve any disputes through consultation, such disputes shall be submitted for litigation to the court where the Supplier is located.

10. Shift of Risk

The risk of damage or loss of the Chips shall shift from the Supplier to the Purchaser at the time when the Chips are delivered to the carrier, and the Supplier shall be deemed to have fulfilled its obligations at that time.

11. Default Obligations

Unless otherwise provided in this Contract, violation of any agreement hereunder shall constitute default. The defaulting party shall pay to the non-defaulting party a penalty equal to 5% of the total purchase price. But the claim to such penalty shall not exclude any other rights or remedies provided by law.

12. This Contract shall be valid for one year.

13. This Contract is executed in two originals. The Purchaser and the Supplier shall each retain one original. Both originals shall have same legal effect. This Contract shall become effective upon execution by the parties.

Supplier: Beijing Watch Data System Co., Ltd.	Purchaser: Hunan IIN International Co. Ltd.

Address:

Legal Representative: /Company Chop/

Agency:

Phone: 010-6472-2288

Fax: 010-6472-6134

Bank: ICBC Wangjing Branch

Account Name: Beijing Watch Data System Co., Ltd.

Account No.: 020 008 050 902 420 0215

Postal Code: 100102

Date: May 28, 2002

Address:

Legal Representative: /Company Chop/

Agency:

Phone: 0731-8926555

Fax: 0731-8917524

Bank: CBC Changsha 2nd Sub-branch

Account Name: Hunan IIN International Co. Ltd.

Account No.: 152 906 101 160 001 0930

Postal Code: 410013

Date: May 28, 2002